EXHIBIT 10.5.1
FIRST AMENDMENT TO LEASE
THIS FIRST AMENDMENT TO LEASE (the “Amendment”) is made and entered into as of this 1st day of April, 2012, by and between AGNM MERRILL PLACE, L.L.C., a Delaware limited liability company (“Landlord”) successor-in-interest to Merrill Place, LLC, a Washington limited liability company, and BLUE NILE, INC., a Delaware corporation (“Tenant”).
RECITALS:
A.WHEREAS, Landlord is the owner of certain real property and the improvements situated thereon having a postal address of 411 First Avenue South, Seattle, King County, Washington 98104 (the “Property”). The improvements on the Property, including the Sellar‑Hambach Building, Schwabacher Building, Theatre Building and Merrill Place Parking Garage, are commonly known as Merrill Place (the “Building”).

B.WHEREAS, Landlord's predecessor-in-interest Merrill Place, LLC and Tenant entered into a Lease Agreement dated December 29, 2010 (the “Lease”) (incorporated herein by reference), which provides for the lease by Landlord to Tenant of certain Premises more particularly described in the Lease, currently covering approximately 27,682 rentable square feet of office space (the “Premises”) on the seventh (7th) and third (3rd) floors of the Building, and 1,629 rentable square feet of server space (“Data Center”) on the first (1st) floor of the Building.

C.WHEREAS, Tenant wishes to exercise its expansion rights to lease additional office, server and storage space, as provided in the Lease, and in Tenant's notice dated November 15, 2011.

D.WHEREAS, on December 22, 2011, in connection with a financing transaction with Angelo Gordon Real Estate, Inc. and Wells Fargo Bank, N.A., Merrill Place, LLC transferred its interest in the Property, ultimately, to Landlord.

E.WHEREAS, Landlord and Tenant desire amend the Lease in accordance with this Amendment.

NOW, THEREFORE, for and in consideration of the recitals, which are incorporated herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that the Lease shall be, and the same hereby is amended as follows (terms defined in the Lease shall have the same meaning when used herein):
1.Exercise of Expansion Rights for Space B.  In accordance with Section 39 of the Lease, Tenant hereby confirms that it exercises its option to expand the Premises to lease Space B on the same terms and conditions contained in the Lease. Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, Space B which is approximately 2,109 rentable square feet on the third (3rd) floor of the Sellar‑Hambach Building, as is shown in the diagram attached hereto as Exhibit A. Rent for Space B shall be the rent per rentable square foot (“RSF” or “rsf”) Tenant is then obligated to pay (i.e., $24.25/rsf), with Landlord providing the prorated Tenant Improvement Allowance on an RSF basis for the applicable date, which date shall be deemed September 1, 2012, (e.g., $60.97/rsf), as provided in the amortization schedule attached hereto as Exhibit D, which corrects the calculation of the prorated Tenant Improvement Allowance previously stated in Section 39 of the Lease. The Tenant Improvement Allowance shall be due and payable to Tenant upon delivery to Landlord of contractor invoice(s) for the improvement of Space B. Any unused portion of the Tenant Improvement Allowance shall be credited back to Tenant in the form of rent abatement or to offset any costs associated with architectural and design services, furniture acquisition, telephone/data cabling. Landlord will not charge a construction management fee as part of the Tenant Improvement Allowance. Tenant's lease of Space B shall commence on July 1, 2012, however all Rent shall abate for this Space B during the period commencing July 1, 2012 and ending on August 31, 2012.

2.Lease of Additional Third Floor Space.  Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, on the same terms and conditions contained in the Lease, approximately 3,054 rentable square feet of space on the third (3rd) floor of the Sellar‑Hambach Building (the “Additional Third Floor Space”). The Additional Third Floor Space is located adjacent to Space B in the southwest corner of the third floor, and is shown on the floor plan attached hereto as Exhibit B. The Additional Third Floor Space shall be used for the Permitted Uses defined in the Lease and Tenant shall be entitled to the same prorated Tenant Improvement Allowance for the Additional Third Floor Space as is applicable to Space B under the Lease on an RSF basis on the applicable date, which date shall be deemed September 1, 2012, (e.g., $60.97/rsf), as provided in the amortization schedule attached hereto as Exhibit D. This Tenant Improvement Allowance shall be due and payable to Tenant upon delivery to Landlord of contractor invoice(s) for the improvement of the Additional Third Floor Space. Any unused portion of the Tenant Improvement Allowance shall be credited back to Tenant in the form of rent abatement or to offset any costs associated with architectural and design services, furniture acquisition, telephone/data cabling. Landlord will not charge a construction management fee as part of the Tenant Improvement Allowance. Tenant's lease of the Additional Third Floor Space shall commence on July 1, 2012, however all Rent and Additional Rent shall abate for the Additional Third Floor Space during the period commencing July 1, 2012 and ending on August 31, 2012.

3.Lease of Additional Data Center Space.  Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, on the same terms and conditions contained in the Lease, approximately 175 rentable square feet of additional space on the first (1st) floor of the Sellar‑Hambach Building (the “Additional Data Center Space”). No Tenant Improvement Allowance shall be applicable to the Additional Data Center Space. The Additional Data Center Space shall be used for server and storage purposes only, and is shown on the floor plan attached hereto as Exhibit C. All work associated with demising the Additional Data Center Space shall be at Tenant's sole cost and in cooperation with Landlord. Tenant's lease of the Additional Data Center Space shall commence on July 1, 2012, at which time the total combined rentable square footage of the Data Center Space and Additional Data Center Space shall be approximately 1,804 rentable square feet. Pursuant to the Lease, monthly Rent for the Data Center Space and Additional Data Center Space, combined, shall be $1,841.58.

4.Rent for Additional Space.  Rent for the Additional Third Floor Space and the Additional Data Center Space shall be the applicable rent per square footage Tenant is then obligated to pay under the Lease on the respective commencement dates for such space.

a.    The Rent for the Premises, including the Additional Third Floor Space, is described in the schedule below and payable in equal monthly installments on or before the first day of each month:

Premises Period	Monthly Rent	Annual Rent	Rent/RSF	Square Feet
08/01/2011 - 04/30/2012	$54,210.58	$650,527.00	$23.50	27,682
05/01/2012 - 08/31/2012	$55,940.71	$671,288.50	$24.25	27,682
09/01/2012 - 04/30/2013	$66,374.27	$796,491.25	$24.25	32,845
05/01/2013 - 04/30/2014	$68,427.08	$821,125.00	$25.00	32,845
05/01/2014 - 04/30/2015	$70,479.90	$845,758.75	$25.75	32,845
05/01/2015 - 04/30/2016	$72,532.71	$870,392.50	$26.50	32,845
05/01/2016 - 04/30/2017	$74,585.52	$895,026.25	$27.25	32,845
05/01/2017 - 04/30/2018	$76,638.33	$919,660.00	$28.00	32,845
05/01/2018 - 04/30/2019	$78,691.15	$944,293.75	$28.75	32,845
05/01/2019 - 04/30/2020	$80,743.96	$968,927.50	$29.50	32,845
05/01/2020 - 08/31/2021	$82,796.77	$993,561.25	$30.25	32,845

b.    The Rent for the Data Center, including the Additional Data Center Space, is described in the schedule below and payable in equal monthly installments on or before the first day of each month:

Data Center Period	Monthly Rent	Annual Rent	Rent/RSF	Square Feet
08/01/2011 - 06/30/2012	$1,629.00	$19,548.00	$12.00	1,629
07/01/2012 - 04/30/2013	$1,841.58	$22,099.00	$12.25	1,804
05/01/2013 - 04/30/2014	$1,879.17	$22,550.00	$12.50	1,804
05/01/2014 - 04/30/2015	$1,916.75	$23,001.00	$12.75	1,804
05/01/2015 - 04/30/2016	$1,954.33	$23,452.00	$13.00	1,804
05/01/2016 - 04/30/2017	$1,991.92	$23,903.00	$13.25	1,804
05/01/2017 - 04/30/2018	$2,029.50	$24,354.00	$13.50	1,804
05/01/2018 - 04/30/2019	$2,067.08	$24,805.00	$13.75	1,804
05/01/2019 - 04/30/2020	$2,104.67	$25,256.00	$14.00	1,804
05/01/2020 - 08/31/2021	$2,142.25	$25,707.00	$14.25	1,804

5.Total Leased Space. As a result of the additional space leased by Tenant as described herein, the combined total square footage of the Premises (excluding all leased Data Center Space) after the exercise of the Space B Option and the Additional Third Floor Space will be 32,845 rather than 29,701 (as stated in Section 39 of the Lease). If Tenant later exercises the Space C Option, the combined total square footage of the Premises will be 37,268 not 34,124 (as stated in Section 39 of the Lease).

6.Space C Option Tenant Improvement Allowance. Regarding the Space C Option provided in Section 39 of the Lease, Landlord shall provide the prorated Tenant Improvement Allowance on an RSF basis for the applicable date (e.g., $49.68/rsf on May 1, 2014), as provided in the amortization schedule attached hereto as Exhibit D, which corrects the calculation of the prorated Tenant Improvement Allowance previously stated in Section 39 of the Lease. This Tenant Improvement Allowance shall be due and payable to Tenant upon delivery to Landlord of contractor invoice(s) for the improvement of Space C.

7.All Other Terms Remain Unchanged.  Except as amended herein, all other terms and conditions of the Lease shall remain unchanged and in full force and effect.

8.Conflict of Provisions. Any inconsistencies or conflicts between the terms and provisions of the Lease and the terms and provisions of this Amendment shall be resolved in favor of the terms and provisions of this Amendment.

9.Binding Agreement. This Amendment shall inure to the benefit of and shall be binding upon the successors and assigns of the parties hereto.

10.Counterpart.  This Amendment may be executed in one or more counterparts, and all of the counterparts shall constitute but one and the same agreement, and will be effective when at least one counterpart has been executed by each party hereto, notwithstanding that all parties hereto are not signatories to the same or original counterpart.

[Signature Page Follows.]

Signature Page to First Amendment to Lease

IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year above set forth.
“LANDLORD”                AGNM MERRILL PLACE, L.L.C.,
a Delaware limited liability company

By: Nitze-Stagen & Co., Inc., a Washington corporation, Its Agent

By: ___/s/ Kevin Daniels
Kevin Daniels
                                                       Its Authorized Representative

“TENANT”	BLUE NILE, INC.,
a Delaware corporation

By ___/s/ David Binder
    Its CFO

Notary Acknowledgments

STATE OF WASHINGTON        )
) ss.
COUNTY OF KING            )
I certify that I know or have satisfactory evidence that KEVIN DANIELS is the person who appeared before me, and said person acknowledged that he signed this instrument, on oath stated that he was authorized to execute the instrument and acknowledged it as an Authorized Representative of Nitze Stagen & Co., Inc, in its capacity as the Agent of AGNM MERRILL PLACE, L.L.C., to be the free and voluntary act and deed of each of said limited liability companies, for the uses and purposes mentioned in the instrument.
WITNESS my hand and official seal hereto affixed this __15th__ day of__May__________, 2012.
/s/ Krystia Ann Cannon_____________________
(Signature of Notary)
Krystia Ann Cannon______________________
(Print or stamp name of Notary)
NOTARY PUBLIC in and for the State
of Washington
My Appointment Expires:_10/20/15

STATE OF WASHINGTON        )
) ss.
COUNTY OF KING            )
I certify that I know or have satisfactory evidence that David Binder is the person who appeared before me, and said person acknowledged that he/she signed this instrument, on oath stated that he/she was authorized to execute the instrument and acknowledged it as the CFO of BLUE NILE, INC., to be the free and voluntary act and deed of such corporation, for the uses and purposes mentioned in the instrument.
WITNESS my hand and official seal hereto affixed this 10th day of May, 2012.
/s/ Cheryl Wollin
(Signature of Notary)
Cheryl Wollin
(Print or stamp name of Notary)
NOTARY PUBLIC in and for the State
of Washington
My Appointment Expires:12-28-2015

EXHIBIT A

FLOOR PLAN OF SPACE B

CUSTOMER SERVICE
OPEN OFFICE
OFFICE
OFFICE
OFFICE
OFFICE
STORAGE
ELECTRICAL
COFFEE
TRAINING ROOM
AREA "B"
1,795 USF
AREA "C"
3,228 USF
OPEN OFFICE

3

3RD FLOOR FUTURE TAKE-DOWN
AREA "B" APPROX 1,795 USABLE SQUARE FEET

AREA "C" APPROX 3,228 USABLE SQUARE FEET

yamaguchi ARCHITECTURE

TEST FIT PLAN FOR:

blue nile

MERRILL PLACE - 3RD FLOOR
DECEMBER 17, 2010

A - 1

EXHIBIT B

FLOOR PLAN OF ADDITIONAL THIRD FLOOR SPACE

B - 1

EXHIBIT C

FLOOR PLAN OF ADDITIONAL FIRST FLOOR SPACE

3-0, Std Key hardware
3-0, Std Key hardware
IT receiving and machine setup room
Generator room
Pre-action valve and compressor
Electrical Code requires 48 inches in front of the transformer
K
15'-10 1/2"
12'-7"
16'-6"
4'-8"
16'-6"
DESCRIPTION
Common Area – Floor 1
TITLE
Electrical area fence
DATE
12/2/2010
DRAWN BY
Andrew Nobbs
REVISED
11/4/2011
SCALE
1:48
PAGE
1 OF 1

C - 1

EXHIBIT D
TENANT IMPROVEMENT ALLOWANCE
AMORTIZATION SCHEDULE

Month	Date	Tenant Improvement Allowance per RSF
1	5/1/2011	$70.00
2	6/1/2011	$69.44
3	7/1/2011	$68.87
4	8/1/2011	$68.31
5	9/1/2011	$67.74
6	10/1/2011	$67.18
7	11/1/2011	$66.61
8	12/1/2011	$66.05
9	1/1/2012	$65.48
10	2/1/2012	$64.92
11	3/1/2012	$64.35
12	4/1/2012	$63.79
13	5/1/2012	$63.23
14	6/1/2012	$62.66
15	7/1/2012	$62.10
16	8/1/2012	$61.53
17	9/1/2012	$60.97
18	10/1/2012	$60.40
19	11/1/2012	$59.84
20	12/1/2012	$59.27
21	1/1/2013	$58.71
22	2/1/2013	$58.15
23	3/1/2013	$57.58
24	4/1/2013	$57.02
25	5/1/2013	$56.45
26	6/1/2013	$55.89
27	7/1/2013	$55.32
28	8/1/2013	$54.76
29	9/1/2013	$54.19
30	10/1/2013	$53.63
31	11/1/2013	$53.06
32	12/1/2013	$52.50
33	1/1/2014	$51.94
34	2/1/2014	$51.37
35	3/1/2014	$50.81
36	4/1/2014	$50.24
37	5/1/2014	$49.68
38	6/1/2014	$49.11
39	7/1/2014	$48.55
40	8/1/2014	$47.98
41	9/1/2014	$47.42
42	10/1/2014	$46.85

D - 1

Month	Date	Tenant Improvement Allowance per RSF
43	11/1/2014	$46.29
44	12/1/2014	$45.73
45	1/1/2015	$45.16
46	2/1/2015	$44.60
47	3/1/2015	$44.03
48	4/1/2015	$43.47
49	5/1/2015	$42.90
50	6/1/2015	$42.34
51	7/1/2015	$41.77
52	8/1/2015	$41.21
53	9/1/2015	$40.65
54	10/1/2015	$40.08
55	11/1/2015	$39.52
56	12/1/2015	$38.95
57	1/1/2016	$38.39
58	2/1/2016	$37.82
59	3/1/2016	$37.26
60	4/1/2016	$36.69
61	5/1/2016	$36.13
62	6/1/2016	$35.56
63	7/1/2016	$35.00
64	8/1/2016	$34.44
65	9/1/2016	$33.87
66	10/1/2016	$33.31
67	11/1/2016	$32.74
68	12/1/2016	$32.18
69	1/1/2017	$31.61
70	2/1/2017	$31.05
71	3/1/2017	$30.48
72	4/1/2017	$29.92
73	5/1/2017	$29.35
74	6/1/2017	$28.79
75	7/1/2017	$28.23
76	8/1/2017	$27.66
77	9/1/2017	$27.10
78	10/1/2017	$26.53
79	11/1/2017	$25.97
80	12/1/2017	$25.40
81	1/1/2018	$24.84
82	2/1/2018	$24.27
83	3/1/2018	$23.71
84	4/1/2018	$23.15
85	5/1/2018	$22.58
86	6/1/2018	$22.02
87	7/1/2018	$21.45

D - 2

Month	Date	Tenant Improvement Allowance per RSF
88	8/1/2018	$20.89
89	9/1/2018	$20.32
90	10/1/2018	$19.76
91	11/1/2018	$19.19
92	12/1/2018	$18.63
93	1/1/2019	$18.06
94	2/1/2019	$17.50
95	3/1/2019	$16.94
96	4/1/2019	$16.37
97	5/1/2019	$15.81
98	6/1/2019	$15.24
99	7/1/2019	$14.68
100	8/1/2019	$14.11
101	9/1/2019	$13.55
102	10/1/2019	$12.98
103	11/1/2019	$12.42
104	12/1/2019	$11.85
105	1/1/2020	$11.29
106	2/1/2020	$10.73
107	3/1/2020	$10.16
108	4/1/2020	$9.60
109	5/1/2020	$9.03
110	6/1/2020	$8.47
111	7/1/2020	$7.90
112	8/1/2020	$7.34
113	9/1/2020	$6.77
114	10/1/2020	$6.21
115	11/1/2020	$5.65
116	12/1/2020	$5.08
117	1/1/2021	$4.52
118	2/1/2021	$3.95
119	3/1/2021	$3.39
120	4/1/2021	$2.82
121	5/1/2021	$2.26
122	6/1/2021	$1.69
123	7/1/2021	$1.13
124	8/1/2021	$0.56

D - 3